UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2019

GRUBHUB INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36389	46-2908664
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 W. Washington Street, Suite 2100, Chicago, Illinois		60602
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 585-7878

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GRUB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Grubhub Inc. (the “Company”) held on May 21, 2019, the Company’s stockholders, upon recommendation of the Board of Directors of the Company (the “Board”), approved an Amendment (the “Amendment”) to the Grubhub Inc. 2015 Long-Term Incentive Plan (the “2015 Long-Term Incentive Plan”).  For a description of the Amendment and the 2015 Long-Term Incentive Plan, see “Material Terms of the 2015 Long-Term Incentive Plan, as Amended by the Amendment” under Proposal 4 “Approval of an Amendment to the Company’s 2015 Long-Term Incentive Plan” on pages 20 – 29 of the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 11, 2019. A copy of the Amendment is attached hereto as Exhibit 10.1.

Item 5.07.	Submission of Matters to a Vote of Security Holders
(a)	The Company held its Annual Meeting on May 21, 2019.
(b)	Stockholders voted on the matters set forth below.
1.

Each of the Class II director nominees to the Board was elected to hold office until the Company’s 2022 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified.  The voting results were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
David Fisher	32,711,938	32,217,150	5,147,744
David Habiger	46,030,996	18,898,092	5,147,744
Linda Johnson Rice	50,577,571	14,351,517	5,147,744
2.	Stockholders ratified the selection of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The voting results were as follows:

Votes For	Votes Against	Abstentions
69,844,463	213,999	18,370
3.	Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
63,277,892	1,638,728	12,468	5,147,744
4.	Stockholders approved the Amendment to the 2015 Long-Term Incentive plan. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
63,321,956	1,595,378	11,754	5,147,744
(c)	Not applicable.
(d)	Not applicable.

Item 9.01.  Financial Statements and Exhibits

(d)Exhibits

Exhibit Number	Description

10.1	First Amendment to Grubhub Inc. 2015 Long-Term Incentive Plan.

EXHIBIT INDEX

Exhibit Number	Description

10.1	First Amendment to Grubhub Inc. 2015 Long-Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GRUBHUB INC.

Date: May 21, 2019	By:	/s/ Adam DeWitt
Adam DeWitt
President and Chief Financial Officer